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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     The undersigned director of W. R. GRACE & CO. ("Company") hereby appoints PETER D. HOUCHIN and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.



      /s/ E. W. Duffy                      /s/ P. S. Lynch
      /s/ H. A. Eckmann                    /s/ R. C. Macauley
      /s/ J. W. Frick                      /s/ J. E. Phipps
      /s/ C. L. Hampers                    /s/ E. J. Sullivan
      /s/ T. A. Holmes

Dated:  March 29, 1996
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                               POWER OF ATTORNEY


     The undersigned director of W. R. GRACE & CO. ("Company") hereby appoints PETER D. HOUCHIN and ROBERT B. LAMM as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


     /s/ M. A. Fox



Dated:  March 29, 1996
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                               POWER OF ATTORNEY


     The undersigned, Chairman, President and Chief Executive Officer (Principal Executive Officer) and a director of W. R. GRACE & CO. ("Company"), hereby appoints PETER D. HOUCHIN and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.



     /s/ A. J. Costello


Dated:  March 29, 1996
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                               POWER OF ATTORNEY


     The undersigned, Senior Vice President and Chief Financial Officer (Principal Financial Officer and Acting Principal Accounting Officer) of W. R. GRACE & CO. ("Company"), hereby appoints ROBERT B. LAMM as his true and lawful attorney-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and all amendments thereto, to be filed with the Securities and Exchange Commission.



     /s/ P. D. Houchin



Dated:  March 29, 1996